                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 14, 2002


                            HUB INTERNATIONAL LIMITED
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     ONTARIO
              -----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          1-31310                                       36-4412416
--------------------------                --------------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)

  55 EAST JACKSON BOULEVARD, CHICAGO, IL                  60604
------------------------------------------           --------------
 (Address of Principal Executive Offices)              (Zip Code)

                                 (877) 402-6601
              -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       n/a
              -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.


         (c)  EXHIBITS.

         The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

ITEM 9:  REGULATION FD DISCLOSURE.


         The information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.


         On August 14, 2002, each of Martin P. Hughes, Chairman of the Board and Chief Executive Officer of Hub International Limited (the "Company"), and Dennis
J. Pauls, Chief Financial Officer of the Company, executed certifications in compliance with Section 906 of the Sarbanes-Oxley Act of 2002. The certifications accompanied the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended June 30, 2002, which was filed with the Securities and Exchange Commission on August 14, 2002. Conformed copies of the certifications of the Chief Executive Officer and the Chief Financial Officer are attached hereto as Exhibits 99.1 and 99.2, respectively.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    HUB INTERNATIONAL LIMITED
                                                 (Registrant)


Date:  August 14, 2002              By: /s/ W. KIRK JAMES
                                        ----------------------------------------
                                        Name:   W. Kirk James
                                        Title:  Vice President, Secretary and
                                                General Counsel



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

                                  EXHIBIT INDEX


Exhibit
  No.                                 Description
-------                              -------------
 99.1      Certification of the Principal Executive Officer, Martin P. Hughes,
           pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section
           906 of the Sarbanes-Oxley Act of 2002.

 99.2 Certification of the Principal Financial Officer, Dennis J. Pauls, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section
           906 of the Sarbanes-Oxley Act of 2002.



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